EXHIBIT 10.10.BO

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is entered into as of this 20th day of May, 2004 by and between the Anthony M. Frank Defined Benefit Pension Plan, UA DTD 12/01/98, FBO: Shirley M. Pegg, as the secured party hereunder, ELECTROPURE, INC., a California corporation, and its subsidiary, MICRO IMAGING TECHNOLOGY, a Nevada corporation (collectively referred to herein as “ELTP”), as the company granting the security interest hereunder, with reference to the following facts:

B.                                     On the dates indicated below, Secured Party has made various loans to ELTP in the amounts listed below.  For each such loan, the parties have entered into 8% Term Notes upon terms and conditions set forth in each respective Term Note (collectively, the “Notes”).

THE NOTES:

ORIGINAL LOAN DATE	ORIGINAL LOAN AMOUNT	ORIGINAL MATURITY DATE	AMENDED MATURITY DATE	PRINCIPAL AND INTEREST DUE AS AT 04/30/04
01/17/01	400,000	01/17/04	01/17/06	402,667
05/03/02	150,000	07/03/03	07/03/05	173,000
	550,000			575,667

C.                                     Electropure, Inc. is the parent company and majority owner of Micro Imaging Technology, the owner of record of the Collateral (as defined below).

D.                                    In order to induce Secured Party to extend the payment dates for the Notes, ELTP desires to grant to Secured Party a security interest in the Collateral upon the terms and subject to the conditions hereinafter provided.

Now, therefore, in consideration of the foregoing recitals of facts and the mutual agreements set forth below, the parties hereto agree as follows:

SECTION 1  -  DEFINITIONS

1.4                                 “Collateral” means all of that property identified on Exhibit “A” attached hereto and all proceeds arising out of the sale, lease, license, exchange, collection or other disposition thereof.

1.5                                 “Secured Party Indebtedness” means all indebtedness and obligations of ELTP to the Secured Party described or referred to in Section 3.

1.6                                 “Security Interest” means that security interest in the Collateral granted to the Secured Party pursuant to Section 2.